SMITH BARNEY APPRECIATION FUND, INC.

Exhibit 77Q1

Registrant incorporates by reference Registrant's
Form N-14/A Registration Statement dated
December 6,2004 filed on December 6,2004.
(Accession No. 0001193125-04-208149)